Class I – LSEIX

(a series of Northern Lights Fund Trust III)

Supplement dated July 1, 2025 to

the Prospectus and Statement of Additional Information dated February 1, 2025

Effective July 1, 2025, Greg Horn is no longer a Portfolio Manager of Persimmon Long/Short Fund (the “Fund”). Therefore, all references to Mr. Horn in the Fund’s Prospectus and Statement of Additional Information are deleted in their entirety.

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You should read this Supplement in conjunction with the Fund’s Prospectus and Statement of Additional Information, dated February 1, 2025, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-855-233-8300.

Please retain this Supplement for future reference.